EXHIBIT 99.906CERT


           CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

In conjunction with the Annual Report to Shareholders on Form N-CSR of Kelmoore Strategic Trust (the "Registrant") for the fiscal period ended December 31, 2005, as filed with the Securities and Exchange Commission (the "Report"), I, Matthew Kelmon, President & Chief Executive Officer of the Registrant, hereby certify that:

          1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    3/6/06                                /s/ Matthew Kelmon
     --------------                            --------------------------------
                                               Matthew Kelmon, President &
                                               Chief Executive Officer
                                               (principal executive officer)


In conjunction with the Annual Report to Shareholders on Form N-CSR of Kelmoore Strategic Trust (the "Registrant") for the fiscal period ended December 31, 2005, as filed with the Securities and Exchange Commission (the "Report"), I, Shawn K.Young, Treasurer of the Registrant, hereby certify that:

          1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    3/6/06                                /s/ Shawn K. Young
     --------------                            --------------------------------
                                               Shawn K.Young, Treasurer
                                               (principal financial officer)